Form 8-K/A
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       AMENDMENT TO APPLICATION OR REPORT
                  Filed Pursuant to Section 12, 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

                                AMENDMENT NO. 2

The undersigned registrant hereby amends its Current Report on Form 8-K dated April 11, 1995, which was filed with the Securities and Exchange Commission on April 11, 1995. The Pro Forma Statement of Operations for the Twelve Months Ended December 31, 1994 was revised to include certain reclassifications of previously reported amounts.

ITEM 7.           Financial Statements, Pro forma Financial Information and
                  Exhibits

         (a)      Financial Statements of Real Estate Properties Acquired
         (b)      Pro forma Financial Information
         (c)      Exhibits
                           (23)     Consents of experts

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



                                      UNITED DOMINION REALTY TRUST, INC.
                                                  (Registrant)



                                      /s/ Jerry A Davis
                                      Jerry A. Davis
                                      Vice President and
                                      Corporate Controller






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                       UNITED DOMINION REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994
                                  (UNAUDITED)

                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

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                                                                              ACQUISITIONS
                                                                               PREVIOUSLY
                                                                               REPORTED ON
                                                                             FORMS 8-K DATED
                                                                             APRIL 15, 1994,
                                                                              MAY 17, 1994,
                                                                              MAY 26, 1994,
                                                                          SEPTEMBER 1, 1994 AND     PRO FORMA          PRO
                                                            HISTORICAL    OCTOBER 14, 1994 (1)     ADJUSTMENTS        FORMA
                                                            -----------   ---------------------    -----------      ---------
STATEMENT OF OPERATIONS

INCOME
    Rental Income                                             $139,972            $27,128                           $167,100
    Interest and other income                                      756                                 ( 111)(5)         645
                                                            -----------   ---------------------    -----------      ---------
                                                               140,728             27,128              ( 111)        167,745
EXPENSES
    Rental expenses:
          Utilities                                             11,206              2,019                             13,225
          Repairs & maintenance                                 21,216              4,205                             25,421
          Real estate taxes                                      9,658              2,296                             11,954
          Property management                                    4,645              1,304              ($328)(2)       5,621
          Other operating expenses                              12,141              3,629              ( 277)(3)      15,493
    Depreciation of real estate owned                           28,729                                 4,514 (4)      33,243
    Interest                                                    28,521                                 7,450 (6)      35,971
    General and administartive                                   4,803                                                 4,803
    Other depreciation and amortization                            691                                                   691
                                                            -----------   ---------------------    -----------      ---------
                                                               121,610             13,453             11,359         146,422
                                                            -----------   ---------------------    -----------      ---------

Income before gains (losses) on sales of investments
    and extraordinary item                                      19,118             13,675            (11,470)         21,323
Gains on sales of investments                                      108                                                   108
                                                            -----------   ---------------------    -----------      ---------
Income before extraordinary item                                19,226             13,675            (11,470)         21,431
Extraordinary item - early extinguishment of
    debt                                                           (89)                                                  (89)
                                                            -----------   ---------------------    -----------      ---------
Net income                                                     $19,137            $13,675           ($11,470)       $ 21,342
                                                            ===========   =====================    ===========      =========
Net income per share                                             $0.41                                              $   0.43
                                                            ===========                                             =========
Distributions declared per share                                 $0.78                                              $   0.78
                                                            ===========                                             =========


Weighted average number of common shares outstanding            46,182              4,022                             50,204




See accompanying notes.

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